UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2018 (December 19, 2018)

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 38th Floor New York, NY 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (212) 364-3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2018, GP Commercial CB SL LLC (the “Borrower”), a wholly owned subsidiary of Granite Point Mortgage Trust Inc. (the “Company”), entered into an amendment (“Amendment”) to that certain previously-disclosed Credit Agreement (the “Agreement”), with Citibank, N.A., as administrative agent and initial lender, Citigroup Global Markets Inc., as sole lead arranger and sole lead book running manager, and the Company and certain other of the Company’s wholly owned subsidiaries, as guarantors. The Amendment temporarily increases the maximum available amount for borrowing under the credit facility to $105 million for the period of time from December 19, 2018 until January 2, 2019 and to $150 million for the period of time from January 2, 2019 until March 29, 2019 (or the earlier termination of commitments under the credit facility). Thereafter, the maximum available amount for borrowing under the credit facility will revert to $75 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
First Amendment to Credit Agreement, dated as of December 19, 2018, by and among GP Commercial CB SL LLC, GP Commercial CB SL Holdings LLC, Granite Point Mortgage Trust Inc., Granite Point Operating Company LLC, TH Commercial Holdings LLC, Citibank, N.A., as administrative agent and lender, and Citigroup Global Markets Inc., as sole lead arranger and sole lead book running manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: December 20, 2018